Exhibit 99.1

SPAR Group Announces Appointment of R. Eric McCarthey to its Board of Directors and Committees

WHITE PLAINS, N.Y., September 21, 2015 (GLOBE NEWSWIRE) -- SPAR Group, Inc. (Nasdaq:SGRP), a leading supplier of retail merchandising and other marketing services throughout the United States and internationally ("SGRP" or the "Corporation"), today is pleased to announce that R. Eric McCarthey has joined SGRP's Board of Directors (the "Board") and its Audit Committee, Compensation Committee and Governance Committee (the "Committees"), effective with their November 2015 regular meetings.

“We are pleased and excited to have Eric join our Board of Directors,” said Chief Executive Officer Jill Blanchard. “We will plan to leverage his business experience and acumen as we move forward in executing our strategic plan and initiatives.”

R. Eric McCarthey is an industry leader with three decades of experience and expertise with (among other things) acquisition integration, M&A development, succession planning, long range strategic planning, capital restructuring, internal auditing, capability development, enterprise risk oversight and investor communication strategies. Mr. McCarthey is currently CEO of Shelty-Viking Capital Group, LLC, a private equity holding company with principal ownership in various firms. Mr. McCarthey had a 30-year career with The Coca-Cola Company, where he served in several global leadership roles and was most recently Senior Vice President, Global Commercial/Commercial/Customer Strategic Planning & Execution.

Mr. McCarthey also serves on the boards of directors and committees of Interra International, Inc., a privately held company where he is Chairman of its Strategy Committee, and Saulsbury Industries, a privately held company as director. He had previously served on the boards of directors and committees of Standard Register Company, which is currently being sold and where he has been Chairman of its Audit Committee, and Global Imaging Systems, Inc., where he served as Chairman of its Audit Committee until the company was sold in 2007. Mr. McCarthey is a member of the Executive Committee of The HealthStore Foundation and was recently elected to the board of directors of the Commerce Science Corporation.

Mr. McCarthey will fill the vacancy created by the Board's temporary increase in the size of the Board of Directors to 8 members, and the size of its Committees to 5 members each, through the May 2016 annual stockholder and regular Board and Committee meetings (when they will automatically revert to 7 and 4 members, respectively).

In addition, at the Board's regular August 2015 meeting, C. Manly Molpus announced that he planned to retire from the Board and its Committees effective at the conclusion of the May 2016 annual stockholder and regular Board and Committee meetings and would not seek re-election at the May 2016 annual meeting of SGRP's stockholders. Mr. Molpus has served on the Board and its Committees since August 9, 2006, and served as the Chairman of its Governance Committee through its May 2015 meeting.

SGRP's Board members and management thank Mr. Molpus for his strong leadership and guidance on the Board and its Committees and said he will be missed.

About SPAR Group

SPAR Group, Inc. is a diversified international merchandising and marketing services Company and provides a broad array of services worldwide to help companies improve their sales, operating efficiency and profits at retail locations. The Company provides merchandising and other marketing services to manufacturers, distributors and retailers worldwide, primarily in mass merchandiser, office supply, value, grocery, drug, independent, convenience, toy, home improvement and electronics stores, as well as providing furniture and other product assembly services, audit services, in-store events, technology services and marketing research. The Company has supplied these project and product services in the United States since certain of its predecessors were formed in 1979 and internationally since the Company acquired its first international subsidiary in Japan in May of 2001. Product services include restocking and adding new products, removing spoiled or outdated products, resetting categories "on the shelf" in accordance with client or store schematics, confirming and replacing shelf tags, setting new sale or promotional product displays and advertising, replenishing kiosks, providing in-store event staffing and providing assembly services in stores, homes and offices. Audit services include price audits, point of sale audits, out of stock audits, intercept surveys and planogram audits. Other merchandising services include whole store or departmental product sets or resets (including new store openings), new product launches, in-store demonstrations, special seasonal or promotional merchandising, focused product support and product recalls. The Company currently does business in 9 countries that encompass approximately 50% of the total world population through its operations in the United States, Canada, Japan, South Africa, India, China, Australia, Mexico and Turkey. For more information, please visit the SPAR Group's website at http://www.sparinc.com.

SGRP 8-K 2015 Director Press Release

Forward-Looking Statements

This Press Release may contain "forward-looking statements" made by SPAR Group, Inc. ("SGRP", and together with its subsidiaries, the "SPAR Group" or the "Company") and will be filed shortly by SGRP with the Securities and Exchange Commission (the "SEC") in a Current Report on Form 8-K. by SPAR Group, Inc. ("SGRP", and together with its subsidiaries, the "SPAR Group" or the "Company"). There also are "forward looking statements" contained in SGRP's Annual Report on Form 10-K for its fiscal year ended December 31, 2014 (as filed, the "Annual Report"), as filed with the SEC on April 15, 2015, in SGRP's definitive Proxy Statement respecting its Annual Meeting of Stockholders held on May 12, 2015 (as filed, the "Proxy Statement"), which SGRP filed with the SEC on April 20, 2015, in SGRP's Quarterly Report on Form 10-Q for the six months ended June 30, 2015 (the "Quarterly Report"), which was filed on August 14, 2015, by SGRP with the SEC, and SGRP's Current Reports on Form 8-K and other reports and statements as and when filed with the SEC (including the Current Report that containing this Press Release, the Quarterly Report, the Annual Report and the Proxy Statement, each a "SEC Report"). "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and Exchange Act, collectively, "Securities Laws").

The forward-looking statements made by the Company in this Press Release may include (without limitation) any expectations, guidance or other information respecting the pursuit or achievement of the Company's five corporate objectives (growth, customer value, employee development, productivity & efficiency, and earnings per share), building upon the Company's strong foundation, leveraging compatible global opportunities, improving on the value we already deliver to customers, our growing client base, continuing balance sheet strength, customer contract expansion, growing revenues and becoming profitable through organic growth and acquisitions, attracting new business that will increase SPAR Group's revenues, improving product mix, continuing to maintain or reduce costs and consummating any transactions. The Company's forward-looking statements also include, in particular and without limitation, those made in the "Management's Discussion and Analysis of Financial Condition, Results of Operations, Liquidity and Capital Resources" in the Quarterly Report, and those made in "Business", "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Annual Report. You can identify forward-looking statements in such information by the Company's use of terms such as "may", "will", "expect", "intend", "believe", "estimate", "anticipate", "continue" or similar words or variations or negatives of those words.

You should carefully consider all forward-looking statements, risk factors and the other risks, cautions and information made, contained or noted in or incorporated by reference into this Press Release, the above referenced conference call, the Quarterly Report, the Annual Report, the Proxy Statement and the other applicable SEC Reports that could cause the Company's actual performance or condition (including its assets, business, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, risks, trends or condition to differ materially from the performance or condition planned, intended, expected, estimated or otherwise expected by the Company (collectively, "expectations") and described in the information in the Company's forward-looking and other statements, whether express or implied, as those expectations are based upon the Company's plans, intentions, expectations and estimates and (although the Company believes them to be reasonable) involve known and unknown risks, uncertainties and other unpredictable factors (many of which are beyond the Company's control) that could cause those expectations to fail to occur or be realized or such actual performance or condition to be materially and adversely different from the Company's expectations.

SGRP 8-K 2015 Director Press Release

Although the Company believes that its plans, intentions, estimates and other expectations reflected or implied in such forward-looking statements are reasonable, the Company cannot assure you that such plans, intentions, estimates or other expectations will be achieved in whole or in part, that the Company has identified all potential risks, or that the Company can successfully avoid or mitigate such risks in whole or in part. You should carefully review the risk factors described in the Annual Report (See Item 1A – Risk Factors) and any other risks, cautions or information made, contained or noted in or incorporated by reference into this Press Release, the above referenced conference call, the Annual Report, the Proxy Statement or other applicable SEC Report. All forward-looking and other statements or information attributable to the Company or persons acting on its behalf are expressly subject to and qualified by all such risk factors and other risks, cautions and information.

You should not place undue reliance on the Company's forward-looking statements and similar information because the matters they describe are subject to known and unknown risks, uncertainties and other unpredictable factors, many of which are beyond its control. The Company's forward-looking statements, risk factors and other risks, cautions and information (whether contained in this Release, the above reference conference call, the Quarterly Report, the Annual Report, the Proxy Statement or any other applicable SEC Report) are based on the information currently available to the Company and speak only as of the date specifically referenced, or if no date is referenced, then in the case of the Annual Report or the Proxy Statement as of December 31, 2014, and in the case of this Press Release, the Quarterly Report or other applicable SEC Report the last day of the period covered by it. New risks and uncertainties arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Over time, the Company's actual performance and condition (including its assets, business, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievements, results, risks, trends or condition will likely differ from those expressed or implied by the Company's applicable forward-looking statements, risk factors and other risks, cautions and information, and such difference could be significant and materially adverse to the Company and the value of your investment in the Company's Common Stock.

The Company does not intend or promise, and the Company expressly disclaims any obligation, to publicly update or revise any forward-looking statements, risk factors or other risks, cautions or information (in whole or in part), whether as a result of new information, risks or uncertainties, future events or recognition or otherwise, except as and to the extent required by applicable law.

Company Contact:

James R. Segreto
Chief Financial Officer
SPAR Group, Inc.
(914) 332-4100

Investor Contact:

Matthew W. Selinger
Three Part Advisors
(817) 310-8776
mselinger@threepa.com

SGRP 8-K 2015 Director Press Release